UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)—January 25, 2013

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company

(Exact name of registrant as specified in its charter)

Texas	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Each of Energy Future Holdings Corp. (“EFH Corp.”) and Energy Future Intermediate Holding Company LLC (“EFIH”) is filing all of the information in this Current Report on Form 8-K. Energy Future Competitive Holdings Company (“EFCH”) is filing only the information contained in Item 8.01 of this Current Report on Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement

Completion of Exchange Offers and Consent Solicitations

On January 30, 2013, EFH Corp. announced the results, as of 5:00 p.m., New York City time, on January 24, 2013 (the “Expiration Date”), of the previously announced (a) offers (the “First Lien Exchange Offers”) of its direct, wholly-owned subsidiary, EFIH, and EFIH’s direct, wholly-owned subsidiary, EFIH Finance Inc. (“EFIH Finance” and, together with EFIH, the “Offerors”), to exchange up to approximately $1.3 billion aggregate principal amount of new 10.000% Senior Secured Notes due 2020 of the Offerors (the “New First Lien Notes”) for any and all outstanding (i) 9.75% Senior Secured Notes due 2019 of EFH Corp. (“EFH Corp. 9.75% Notes”), (ii) 10.000% Senior Secured Notes due 2020 of EFH Corp. (“EFH Corp. 10.000% Notes”) and (iii) 9.75% Senior Secured Notes due 2019 of the Offerors (“EFIH 9.75% Notes” and, together with EFH Corp. 9.75% Notes and EFH Corp. 10.000% Notes, the “Old First Lien Notes”) and (b) concurrent solicitations (the “Consent Solicitations”) by EFH Corp. and the Offerors of consents (the “Consents”) from holders of Old First Lien Notes to proposed amendments (the “Proposed Amendments”) to the indentures governing the Old First Lien Notes and to such Old First Lien Notes. As of the Expiration Date, EFH Corp. and the Offerors had received the requisite Consents to adopt the Proposed Amendments.

Also on January 30, 2013, EFH Corp. announced the results as of the Expiration Date of the Offerors’ previously announced offers (the “Unsecured Exchange Offers” and, together with the First Lien Exchange Offers, the “Exchange Offers”) to exchange up to approximately $124 million aggregate principal amount of new 11.25%/12.25% Senior Toggle Notes due 2018 of the Offerors (the “New Senior Toggle Notes” and, together with the New First Lien Notes, the “New Notes”) for any and all outstanding (i) 10.875% Senior Notes due 2017 of EFH Corp. and (ii) 11.250%/12.000% Senior Toggle Notes due 2017 of EFH Corp. (collectively, the “Old Unsecured Notes” and, together with the Old First Lien Notes, the “Old Notes”).

EFH Corp. was advised by the exchange agent for the Exchange Offers that, as of the Expiration Date, (i) the principal amounts and the percentages of outstanding principal amounts tendered listed in Table 1 below of each series of Old First Lien Notes were validly tendered (and not validly withdrawn), and related Consents with respect to each such series of Old First Lien Notes were validly delivered (and not validly revoked) in the Consent Solicitations and (ii) the principal amounts and the percentages of outstanding principal amounts tendered listed in Table 2 below of each series of the Old Unsecured Notes were validly tendered (and not validly withdrawn).

Table 1—First Lien Exchange Offers

CUSIP/ISIN	Issuer(s)	Title of Old Notes	Principal Amount Outstanding	Principal Amount Validly Tendered and Consented	Percentage of Outstanding Principal Amount Validly Tendered and Consented
292680AF2 US292680AF29	EFH Corp.	9.75% Senior Secured Notes due 2019	$115,446,000	$112,988,000	97.87%
292680AH8 US292680AH84 and 292680 AG0 US292680AG02 and U29191AD2 USU29191AD22	EFH Corp.	10.000% Senior Secured Notes due 2020	$1,060,757,000	$1,057,656,000	99.71%

292681AA1 US292681AA15	EFIH and EFIH Finance	9.75% Senior Secured Notes due 2019	$141,083,000	$139,068,000	98.57%

Table 2—Unsecured Exchange Offers

CUSIP/ISIN	Issuer	Title of Old Notes	Principal Amount Outstanding	Principal Amount Validly Tendered	Percentage of Outstanding Principal Amount Validly Tendered
292680AC9 US292680AC97 and 292680AA3 US292680AA32 and U29191AA8 USU29191AA82	EFH Corp.	10.875% Senior Notes due 2017	$64,135,000	$30,876,000	48.14%

292680 AD7 US292680AD70 and 292680AB1 US292680AB15 and U29191AB6 USU29191AB65	EFH Corp.	11.250%/12.000% Senior Toggle Notes due 2017	$60,329,699	$33,406,721	55.37%

In accordance with the terms and conditions of the Exchange Offers, EFH Corp. and the Offerors have accepted all of the Old Notes that were validly tendered for exchange. The Exchange Offers settled on January 29, 2013.

Supplemental Indentures for Proposed Amendments

On January 25, 2013, in conjunction with receiving the requisite Consents, (a) EFH Corp. executed and delivered (i) the Supplemental Indenture (the “EFH Corp. 9.75% Notes Supplemental Indenture”) to the Indenture (the “EFH Corp. 9.75% Notes Indenture”), dated November 16, 2009, among EFH Corp., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as trustee, relating to the EFH Corp. 9.75% Notes and (ii) the Eighth Supplemental Indenture (the “EFH Corp. 10.000% Notes Supplemental Indenture”) to the Indenture (as supplemented from time to time, the “EFH Corp. 10.000% Notes Indenture”), dated January 12, 2010, among EFH Corp., the guarantors party thereto and the Trustee, relating to the EFH Corp. 10.000% Notes, and (b) the Offerors executed and delivered the Supplemental Indenture (the “EFIH 9.75% Notes Supplemental Indenture”) to the Indenture (the “EFIH 9.75% Notes Indenture”), dated as of November 16, 2009, among the Offerors and the Trustee, relating to the EFIH 9.75% Notes. The EFH Corp. 9.75% Notes Indenture, the EFH Corp. 10.000% Notes Indenture and the EFIH 9.75% Notes Indenture are referred to collectively herein as the “Old First Lien Notes Indentures.” The EFH Corp. 9.75% Notes Supplemental Indenture, the EFH Corp. 10.000% Notes Supplemental Indenture and the EFIH 9.75% Notes Supplemental Indenture are referred to collectively herein as the “Old First Lien Notes Supplemental Indentures.” Each Old First Lien Notes Supplemental Indenture gives effect to the Proposed Amendments, which among other things, eliminate substantially all of the restrictive covenants contained in the Old First Lien Notes Indentures and the Old First Lien Notes, eliminate certain events of default and provisions relating to defeasance and collateral and security, modify covenants regarding mergers and consolidations and modify or eliminate certain other provisions of the Old First Lien Notes Indentures and the Old First Lien Notes. In connection with the Old First Lien Notes Supplemental Indentures, each of EFIH and EFCH, a direct, wholly-owned subsidiary of EFH Corp., was released as a guarantor under each of the EFH Corp. 9.75% Notes Indenture and the EFH Corp. 10.000% Notes Indenture, and the collateral securing the EFH Corp. 9.75% Notes, EFH Corp. 10.000% Notes and EFIH 9.75% Notes was released. Any Old First Lien Notes that were not validly tendered and accepted for exchange in the First Lien Exchange Offer remain outstanding and the holders thereof will be bound by the terms of the applicable Old First Lien Notes Indenture, as supplemented by the applicable Old First Lien Notes Supplemental Indenture. Copies of each of the EFH Corp. 9.75% Notes Supplemental Indenture, the EFH Corp. 10.000% Notes Supplemental Indenture and the EFIH 9.75% Notes Supplemental Indenture are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K.

The New Notes

On January 29, 2013, in connection with the First Lien Exchange Offers and the Unsecured Exchange Offers, the Offerors entered into (a) the First Supplemental Indenture (the “First Supplemental First Lien Notes Indenture”) to the Indenture, dated August 17, 2010, among the Offerors and Trustee, relating to the New First Lien Notes (as so supplemented, the “First Lien Notes Indenture”) and (b) the Second Supplemental Indenture (the “Second Supplemental Senior Toggle Notes Indenture”) to the Indenture, dated December 5, 2012, among the Offerors and the Trustee, as supplemented by the First Supplemental Indenture, dated December 19, 2012, among the Offerors and the Trustee, relating to the New Senior Toggle Notes (as so supplemented, the “Senior Toggle Notes Indenture”). Copies of each of the First Supplemental First Lien Notes Indenture and the Second Supplemental Senior Toggle Notes Indenture are attached as Exhibits 4.4 and 4.5, respectively, to this Current Report on Form 8-K. On January 29, 2013, the Offerors issued $1,302,106,000 aggregate principal amount of the New First Lien Notes in connection with the First Lien Exchange Offers and $63,930,000 aggregate principal amount of the New Senior Toggle Notes in connection with the Unsecured Exchange Offers.

The New First Lien Notes

Pursuant to the First Lien Notes Indenture, the New First Lien Notes will mature on December 1, 2020. Interest on the New First Lien Notes is payable in cash semi-annually in arrears on June 1 and December 1 at a fixed rate of 10.000% per annum, and the first interest payment is due on June 1, 2013.

The New First Lien Notes are secured, on a first-priority basis, equally and ratably with the existing 10.000% Senior Secured Notes due 2020 issued under the First Lien Notes Indenture and other first lien debt of the Offerors, by a pledge of all of the membership interests and other investments EFIH owns or holds in Oncor Electric Delivery Holdings Company LLC (“Oncor Holdings”) (such member interests and other investments, the “Collateral”).

The New First Lien Notes are senior obligations of the Offerors and rank equally in right of payment with all existing and future senior indebtedness of the Offerors. The New First Lien Notes are effectively senior to all unsecured indebtedness of the Offerors, to the extent of the value of the Collateral, and are effectively subordinated to any indebtedness of the Offerors secured by assets of the Offerors other than the Collateral, to the extent of the value of the assets securing such indebtedness. Furthermore, the New First Lien Notes are (i) structurally subordinated to all indebtedness and other liabilities of EFIH’s subsidiaries (other than EFIH Finance), including Oncor Holdings and its subsidiaries, any of EFIH’s future foreign subsidiaries and any other unrestricted subsidiaries and (ii) senior in right of payment to any future subordinated indebtedness of the Offerors.

The New First Lien Notes and the First Lien Notes Indenture restrict EFIH’s and its respective restricted subsidiaries’ ability to, among other things, incur additional debt or issue preferred shares, pay dividends on, repurchase or make other distributions in respect of its capital stock or make other restricted payments, make investments, sell or transfer assets, create liens on assets to secure debt, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets, enter into certain transactions with affiliates and designate subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important limitations and exceptions. The New First Lien Notes and the First Lien Notes Indenture also contain customary events of default, including, among others, failure to pay principal or interest on the New First Lien Notes or the guarantees when due. If an event of default occurs under the New First Lien Notes and the First Lien Notes Indenture, the trustee or the holders of at least 30% in principal amount outstanding of the notes issued under the First Lien Notes Indenture (the “First Lien Notes”) may declare the principal amount on the First Lien Notes to be due and payable immediately. Currently, there are no restricted subsidiaries under the New First Lien Notes and the First Lien Notes Indenture (other than EFIH Finance, which has no assets). Oncor Holdings, Oncor Electric Delivery Company LLC (“Oncor”), and their respective subsidiaries are unrestricted subsidiaries under the New First Lien Notes and the First Lien Notes Indenture and, accordingly, are not subject to any of the restrictive covenants in the New First Lien Notes and the First Lien Notes Indenture.

The Offerors may redeem the New First Lien Notes, in whole or in part, at any time on or after December 1, 2015, at specified redemption prices, plus accrued and unpaid interest, if any. In addition, before December 1, 2013, the Offerors may redeem up to 35% of the aggregate principal amount of the First Lien Notes from time to time at a redemption price of 110.000% of the aggregate principal amount of the First Lien Notes, plus accrued and unpaid interest, if any, with the net cash proceeds of certain equity offerings. The Offerors may also redeem the New First Lien Notes at any time prior to December 1, 2015 at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. Upon the occurrence of a change in control, the Offerors can be required to offer to repurchase the New First Lien Notes at 101% of their principal amount, plus accrued and unpaid interest, if any.

The New Senior Toggle Notes

Pursuant to the Senior Toggle Notes Indenture, the New Senior Toggle Notes will mature on December 1, 2018. For any interest payment period ending prior to June 1, 2016, the Offerors may, at their option, elect to pay interest on the New Senior Toggle Notes: (i) entirely in cash (the “Cash Interest”); (ii) entirely by increasing the principal amount of the outstanding New Senior Toggle Notes or by issuing additional notes under the Senior Toggle Notes Indenture (the “PIK Interest”); or (iii) on 50% of the outstanding principal amount of the New Senior Toggle Notes in Cash Interest and on 50% of the principal amount in PIK Interest. The New Senior Toggle Notes will accrue Cash Interest at the rate of 11.25% per annum and PIK Interest at a rate of 12.25% per annum.

The New Senior Toggle Notes are: (i) senior obligations of the Offerors and rank equally in right of payment with all existing and future senior debt of the Offerors; (ii) effectively subordinated to all existing and future debt of EFIH that is either (1) secured by a lien on the Collateral or (2) secured by assets of EFIH other than the Collateral, to the extent of the value of the Collateral or other assets securing such debt, as applicable; (iii) structurally subordinated to all existing and future debt and other liabilities of EFIH’s subsidiaries (other than EFIH Finance), including Oncor Holdings and its subsidiaries, any of EFIH’s future foreign subsidiaries and any other unrestricted subsidiaries; and (iv) senior in right of payment to any future subordinated debt of the Offerors.

The New Senior Toggle Notes and the Senior Toggle Notes Indenture restrict EFIH’s and its respective restricted subsidiaries’ ability to, among other things, incur additional debt or issue preferred shares, pay dividends on, repurchase or make other distributions in respect of its capital stock or make other restricted payments, make investments, sell or transfer assets, create liens on assets to secure debt, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets, enter into certain transactions with affiliates and designate subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important limitations and exceptions. The New Senior Toggle Notes and the Senior Toggle Notes Indenture also contain customary events of default, including, among others, failure to pay principal or interest on the New Senior Toggle Notes or the guarantees when due. If an event of default occurs under the New Senior Toggle Notes and the Senior Toggle Notes Indenture, the trustee or the holders of at least 30% in principal amount outstanding of the notes issued under the Senior Toggle Notes Indenture (the “Senior Toggle Notes”) may declare the principal amount on the Senior Toggle Notes to be due and payable immediately. Currently, there are no restricted subsidiaries under the Senior Toggle Notes and the Senior Toggle Notes Indenture (other than EFIH Finance, which has no assets). Oncor Holdings, Oncor and their respective subsidiaries are unrestricted subsidiaries under the New Senior Toggle Notes and the Senior Toggle Notes Indenture and, accordingly, are not subject to any of the restrictive covenants in the New Senior Toggle Notes and the Senior Toggle Notes Indenture.

The Offerors may redeem the New Senior Toggle Notes, in whole or in part, at any time on or after December 1, 2014, at specified redemption prices, plus accrued and unpaid interest, if any. In addition, before December 1, 2014, the Offerors may redeem up to 35% of the aggregate principal amount of the Senior Toggle Notes from time to time at a redemption price of 111.25% of the aggregate principal amount of the Senior Toggle Notes, plus accrued and unpaid interest, if any, with the net cash proceeds of certain equity offerings. The Offerors may also redeem the New Senior Toggle Notes at any time prior to December 1, 2014 at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. Upon the occurrence of a change in control, the Offerors can be required to offer to repurchase the New Senior Toggle Notes at 101% of their principal amount, plus accrued and unpaid interest, if any.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information relating to the Old First Lien Notes Supplemental Indentures, the First Lien Notes Indenture, the Senior Toggle Notes Indenture, the New First Lien Notes and the New Senior Toggle Notes set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01 Other Events

Debt Capacity Update

As of January 29, 2013, EFH Corp. and its subsidiaries (excluding Oncor Holdings and Oncor and its subsidiary) are permitted under their applicable debt agreements to issue additional senior secured debt (in each case, subject to certain exceptions and conditions set forth in their applicable debt documents) as follows:

•	EFH Corp. and EFIH collectively are permitted to issue up to $250 million additional aggregate principal amount of debt secured by EFIH’s equity interest in Oncor Holdings on a second-priority basis;

•

TCEH is permitted to issue approximately $2.3 billion additional aggregate principal amount of debt secured by substantially all of the assets of TCEH and certain of its subsidiaries (of which $410 million can be on a first-priority basis and the remainder on a second-priority basis), and

•	TCEH is permitted to issue an unlimited amount of additional first-priority debt in order to refinance the first-priority debt outstanding under its senior secured credit facilities.

In addition, as of January 29, 2013, EFIH is permitted under its applicable debt agreements to issue up to $400 million of additional aggregate principal amount of senior unsecured debt (subject to certain exceptions and conditions set forth in its applicable debt documents). Such unsecured debt may be incurred for, among other things, exchanges of EFH Corp. unsecured debt.

These amounts are estimates based on EFH Corp. and its applicable subsidiaries’ current interpretation of the covenants set forth in their debt agreements and do not take into account exceptions in the debt agreements that may allow for the incurrence of additional secured or unsecured debt, including, but not limited to, acquisition debt, refinancing debt, capital leases and hedging obligations. Moreover, such amounts could change from time to time as a result of, among other things, the termination of any debt agreement (or specific terms therein) or amendments to the debt agreements that result from negotiations with new or existing lenders. In addition, covenants included in agreements governing additional future debt may impose greater restrictions on EFH Corp. and its applicable subsidiaries’ incurrence of secured or unsecured debt. Consequently, the actual amount of senior secured or unsecured debt that EFH Corp. and its applicable subsidiaries are permitted to incur under their debt agreements could be materially different than the amounts provided above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of January 25, 2013, between EFH Corp. and the Trustee, relating to the EFH Corp. 9.75% Notes

4.2	Eighth Supplemental Indenture, dated as of January 25, 2013, between EFH Corp. and the Trustee, relating to the EFH Corp. 10.000% Notes

4.3	Supplemental Indenture, dated as of January 25, 2013, among the Offerors and the Trustee, relating to the EFIH 9.75% Notes

4.4	First Supplemental Indenture, dated as of January 29, 2013, among the Offerors and the Trustee, relating to the New First Lien Notes

4.5	Second Supplemental Indenture, dated as of January 29, 2013, among the Offerors and the Trustee, relating to the New Senior Toggle Notes

99.1	Press release, dated as of January 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President & Controller

January 30, 2013